Exhibit 24


                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Russell E. Burke III, do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Bexil Corporation, Tuxis Corporation, CEF Advisers, Inc. and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 12, 2001.




                            /s/ Russell E. Burke III
                  ---------------------------------------------
                              Russell E. Burke III




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 12, 2001 before me personally came Russell E. Burke III, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 12th day of December, 2001.

/s/ Irene K. Kawczynski
------------------------------
         Notary Public

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints THOMAS B. WINMILL and MONICA PELAEZ, and each of them singly, his true and lawful attorneys-in-fact and agents, with full power to them and each of them (including the full power of substitution and resubstitution) to sign for him and in his name and in the capacity or capacities indicated below (1) a Registration Statement on Form S-8 to be filed by Bexil Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), 175,918 shares of Common Stock, par value $.01 per share, of the Company (the "Common Shares") to be delivered under the Company's 2004 Incentive Compensation Plan and (2) any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               Signature                    Title                     Date
               ---------                    -----                     ----
_________________________                 Director               March ___, 2004
RUSSELL E. BURKE III


/s/ Peter M. Kuhlmann                     Director               March 25, 2004
-------------------------
PETER M. KUHLMANN

_________________________                 Director               March ___, 2004
FREDERICK A. PARKER, JR.

_________________________                 Director               March ___, 2004
BASSETT S. WINMILL

_________________________                 Director               March ___, 2004
MARK C. WINMILL

_________________________          Director and President        March ___, 2004
THOMAS B. WINMILL               (principal executive officer)

_________________________                 Director               March ___, 2004
DOUGLAS WU

_________________________                 Treasurer              March ___, 2004
WILLIAM G. VOHRER                 (principal financial and
                                     accounting officer)

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Frederick A. Parker, Jr., do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Bexil Corporation, Global Income Fund, Inc., CEF Advisers, Inc. and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 12, 2001.




                          /s/ Frederick A. Parker, Jr.
                  ---------------------------------------------
                            Frederick A. Parker, Jr.




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

     On December 12, 2001 before me personally came Frederick A. Parker, Jr., the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 12th day of December, 2001.

/s/ Irene K. Kawczynski
------------------------------
         Notary Public

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Bassett S. Winmill, do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Winmill & Co. Incorporated, Bexil Corporation, Tuxis Corporation, Global Income Fund, Inc., Midas Fund, Inc., Midas Special Equities Fund, Inc., Dollar Reserves, Inc., Midas Management Corporation, CEF Advisers, Inc. and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 11, 2001.




                             /s/ Bassett S. Winmill
                  ---------------------------------------------
                               Bassett S. Winmill




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 11, 2001 before me personally came Bassett S. Winmill, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 11th day of December, 2001.

/s/ Irene K. Kawczynski
------------------------------
         Notary Public

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Mark C. Winmill, do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Winmill & Co. Incorporated and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence. To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 11, 2001.




                              /s/ Mark C. Winmill
                  ---------------------------------------------
                                 Mark C. Winmill




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 11, 2001 before me personally came Mark C. Winmill, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 11th day of December, 2001.

/s/ Irene K. Kawczynski
------------------------------
         Notary Public

                            DURABLE POWER OF ATTORNEY

         THIS is intended to constitute a DURABLE POWER OF ATTORNEY pursuant to
Article 5, Title 15 of the New York General Obligations Law:

         I, Douglas Wu, do hereby appoint each of Thomas B. Winmill and Monica Pelaez, my attorneys-in-fact TO ACT SEPARATELY IN MY NAME, PLACE AND STEAD in any way which I myself could do, if I were personally present, with respect to the following matters:

         1. execute for and on behalf of the undersigned, in the undersigned's capacity as an individual, officer and/or director of Bexil Corporation, Global Income Fund, Inc., CEF Advisers, Inc. and any future company or other entity ("Companies"), Forms 3, 4, 5, Form 144, registration statements, proxy statements, forms and schedules, and all other documents in accordance with all rules under the Securities Exchange Act of 1934, Securities Act of 1933, Investment Company Act of 1940, Investment Advisers Act of 1940 and all other applicable law (the "Documents");

         2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Documents and file same with the United States Securities and Exchange Commission and any stock exchange, clearing firm, registrar or a transfer agent, as appropriate, or similar authority, and

         3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Durable Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitute's, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are the Companies assuming, any of the undersigned's responsibilities to comply with the rules of the Securities Exchange Act of 1934, the Securities Act of 1933, Investment Company Act of 1940 or any other applicable law.

         This Durable Power of Attorney shall not be affected by my subsequent disability or incompetence.

To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of this instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I for myself and my heirs, executors, legal representatives and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         This Durable Power of Attorney may be revoked by me at any time.

         IN WITNESS WHEREOF, I have hereunto signed my name this December 12, 2001.




                                 /s/ Douglas Wu
                  ---------------------------------------------
                                   Douglas Wu




STATE OF NEW YORK          )
                           ) ss
COUNTY OF NEW YORK         )

         On December 12, 2001 before me personally came Douglas Wu, the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

Sworn to before me this 12th day of December, 2001.

/s/ Irene K. Kawczynski
------------------------------
         Notary Public